TCW Funds, Inc.

TCW Concentrated Value Fund – Class I and Class N

Supplement dated September 30, 2016 to

the Prospectus dated February 29, 2016, as amended (the “Prospectus”)

Disclosure relating to TCW Concentrated Value Fund

Effective immediately, TCW Concentrated Value Fund will be changing its name to TCW Focused Equities Fund. All references to TCW Concentrated Value Fund will be replaced by TCW Focused Equities Fund.

Please retain this Supplement with your Prospectus for future reference.